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                                EXHIBIT 10(B)(1)



                       RESIDENTIAL LOAN FUNDING AGREEMENT
                  BETWEEN COLONIAL BANK AND COLONIAL MORTGAGE
                        COMPANY DATED JANUARY 18, 1988.


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                  THE RESIDENTIAL LOAN FUNDING AGREEMENT BETWEEN
                  COLONIAL BANK AND COLONIAL MORTGAGE COMPANY
                  DATED JANUARY 18, 1988, INCLUDED AS EXHIBIT
                  10(B)(1) TO THE REGISTRANT'S REGISTRATION
                  STATEMENT ON FORM S-8, FILE NO. 33-52952, IS
                  INCORPORATED HEREIN BY REFERENCE.


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